UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	September 12, 2005

HUDSON UNITED BANCORP

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-08660	22-2405746
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 MacArthur Boulevard, Mahwah, New Jersey	07430
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(201) 236-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

On September 12, 2005, Hudson United Bancorp (the “Company”) issued a press release announcing that the Federal Deposit Insurance Corporation terminated the Order to Cease & Desist issued in May 2004 related to Hudson United Bank’s compliance with BSA. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits

(c) Exhibits

99.1	Press Release dated September 12, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 12, 2005		HUDSON UNITED BANCORP

	By:	/s/ Kenneth T. Neilson

Kenneth T. Neilson Chairman, President and CEO

EXHIBIT INDEX

Exhibit No.	Title

99.1	Press Release dated September 12, 2005